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                                                                      EXHIBIT 99

                             Deloitte & Touche LLP
                       50 South Main Street, Suite 1800
                          Salt Lake City, Utah 84144
                            Telephone: 801-328-4706
                            Facsimile: 801-355-7515


October 3, 2000

Securities and Exchange Commission
Mail Stop II-3
450 5/th/ Street, N.W.
Washington, D.C. 20549

Dear Sirs/Madam:

We have read and agree with the comments in Item 4 of Form 8-K of MK Gold Company dated September 28, 2000.

Yours truly,



/s/ DELOITTE & TOUCHE LLP